EX-99.e7

                             DISTRIBUTION AGREEMENT

      THIS DISTRIBUTION AGREEMENT is made and entered into this 13th day of March, 2000, by and between each of the open-end management investment companies listed on SCHEDULE A, attached hereto, as of the dates noted on such SCHEDULE A, together with all other open end management investment companies subsequently established and made subject to this Agreement in accordance with Section 11 (the "Issuers") and AMERICAN CENTURY INVESTMENT SERVICES, INC. ("Distributor"), a Delaware corporation.

      WHEREAS, the common stock of each of the Issuers is currently divided into a number of separate series of shares, or funds, each corresponding to a distinct portfolio of securities, and many of which are also divided into multiple classes of shares; and

      WHEREAS, Distributor is a registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.; and

      WHEREAS, American Century Investment Management, Inc. ("ACIM") is the registered investment adviser to the Issuers; and

      WHEREAS, the Boards of Directors of the Funds (the "Board") wish to engage the Distributor to act as the distributor of the Funds;

      NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties agree as follows:

Section 1. General Responsibilities

Each Issuer hereby engages Distributor to act as exclusive distributor of the shares of each class of its separate series, and any other series and classes as may be designated from time to time hereafter (the "Funds"). The Funds subject to this Distribution Agreement are identified on SCHEDULE A, as the same may be amended from time to time. Sales of a Fund's shares shall be made only to investors residing in those states in which such Fund is registered. After effectiveness of each Fund's registration statement, Distributor will hold itself available to receive, as agent for the Funds, and will receive, by mail, telex, telephone, and/or such other method as may be agreed upon between Distributor and Issuers, orders for the purchase of Fund shares, and will accept or reject such orders on behalf of the Funds in accordance with the provisions of the applicable Fund's prospectus. Distributor will be available to transmit such orders as are so accepted to the Fund's transfer agent as promptly as possible for processing at the shares' net asset value next determined in accordance with the prospectuses.

a. Offering Price. All shares sold by Distributor under this Agreement shall be sold at the net asset value per share ("Net Asset Value") determined in the manner described in each Fund's prospectus, as it may be amended from time to time, next computed after the order is accepted by Distributor or its agents or affiliates. Each Fund shall determine and promptly furnish to Distributor a statement of the Net Asset Value of shares of said Fund's series at least once on each day on which the Fund is open for business, as described in its current prospectus.

b. Promotion Support. Each Fund shall furnish to Distributor for use in connection with the sale of its shares such written information with respect to said Fund as Distributor may reasonably request. Each Fund represents and warrants that such information, when authenticated by the signature of one of its officers, shall be true and correct. Each Fund shall also furnish to Distributor copies of its reports to its shareholders and such additional information regarding said Fund's financial condition as Distributor may reasonably request. Any and all representations, statements and solicitations respecting a Fund's shares made in advertisements, sales literature and in any other manner whatsoever shall be limited to and conform in all respects to the information provided hereunder.

c. Regulatory Compliance. Each Fund shall furnish to Distributor copies of its current form of prospectus, as filed with the SEC, in such quantity as Distributor may reasonably request from time to time, and authorizes Distributor to use the prospectus in connection with the sale of such Fund's shares. All such sales shall be initiated by offer of, and conducted in accordance with, such prospectus and all of the provisions of the Securities Act of 1933, the Investment Company Act of 1940 ("1940 Act") and all the rules and regulations thereunder. Distributor shall furnish applicable federal and state regulatory authorities with any information or reports related to its services under this Agreement which such authorities may lawfully request in order to ascertain whether the Funds' operations are being conducted in a manner consistent with any applicable law or regulations.

d. Acceptance. All orders for the purchase of its shares are subject to acceptance by each Fund.

Section 2. Compensation

a. Investor Class and Institutional Class Shares. Except for the promises of the Funds contained in this Agreement and their performance thereof, Distributor shall not be entitled to compensation for its services hereunder with respect to the Investor Class or the Institutional Class of shares.

b. Advisor Class and Service Class Shares. For the services provided and expenses incurred by Distributor as described in Section 2 and Section 3 of the Master Distribution and

      Shareholder Services Plan adopted by the Board with respect to the Advisor Class of such Funds, and for the services provided and expenses incurred by Distributor as described in Section 2 of the Shareholder Services Plan adopted by the Board with respect to the Service Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

Section 3. Expenses

a. Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the performance of its distribution duties hereunder and under the Master Distribution and Shareholder Services Plan, dated as of September 3, 1996, with respect to the Advisor Class of the Funds' shares, including, but not limited to (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (B) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the Funds' Advisor Class shares; (C) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Funds' shareholders and prospective shareholders; (F) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G) the providing of facilities to answer questions from prospective investors about Fund shares; (H) complying with federal and state securities laws pertaining to the sale of Fund shares;
      (I) assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing; (M) the payment of "service fees", as contemplated by the Rules of Fair Practice of the National Association of Securities Dealers , Inc.; and (N) such other distribution and services activities as the Issuers determine may be paid for by the Issuers pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

b. Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the performance of its shareholder and administrative services duties under the Shareholder Services Plan, dated as of September 3, 1996, with respect to the Service Class of the Funds' shares, and under the Master Distribution and Shareholder Services Plan, dated as of September 3, 1996, with respect to the Advisor Class, including, but not limited to, (A) receiving, aggregating and processing purchase, exchange and redemption request from beneficial owners of such shares (including contract owners of insurance products that utilize the Funds as underlying investment media) and placing purchase, exchange and redemption orders with the Funds' transfer agent; (B) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (C) processing dividend payments from a Fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (D) providing and maintaining elective services such as check writing and wire transfer services; (E) acting as shareholder of record and nominee for beneficial owners; (F) maintaining account records for shareholders and/or other beneficial owners; (G) issuing confirmations of transactions; (H) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a Fund as necessary for such subaccounting; (I) preparing and forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners; (J) providing other similar administrative and sub-transfer agency services; and (K) with respect to the Service Class of shares, paying "service fees," as contemplated by the Rules of Fair Practice of the NASD. Shareholder Services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the Service and Advisor Class of the Funds.

c. In addition to paying the above expenses with respect to the Advisor Class and the Service Class, Distributor or an affiliate shall pay all expenses incurred with respect to the Funds' other classes in connection with their registration under the Securities Act of 1933 and the 1940 Act, the qualification of such shares for sale in each jurisdiction designated by ACIM, the issue and transfer of such shares (including the expenses of confirming purchase and redemption orders and of supplying the information, prices and other data to be furnished by the Funds under this Agreement), the registration of Distributor as a broker, and the registration and qualification of its officers, directors and representatives under applicable federal and state laws.

Section 4. Independent Contractor

Distributor shall be an independent contractor. Neither Distributor nor any of its officers, trustees, employees or representatives is or shall be an employee of a Fund in connection with the performance of Distributor's duties hereunder. Distributor shall be responsible for its own conduct and the employment, control, compensation and conduct of its agents and employees, and for any injury to such agents or employees or to others through its agents and employees. Any obligations of Distributor hereunder may be performed by one or more affiliates of Distributor.

Section 5. Affiliation with the Funds

Subject to and in accordance with each Fund's formative documents, Section 10 of the 1940 Act, it is understood: that the directors, officers, agents and shareholders of the Funds are or may be interested in Distributor as directors, officers, or shareholders of Distributor; that directors, officers, agents or shareholders of Distributor are or may be interested in the Funds as directors, officers, shareholders (directly or indirectly) or otherwise; and that the affect of any such interest shall be governed by the 1940 Act and Section 4.

Section 6. Books and Records

It is expressly understood and agreed that all documents, reports, records, books, files and other materials ("Fund Records") relating to this Agreement and the services to be performed hereunder shall be the sole property of the Funds and that such property, to the extent held by Distributor, shall be held by Distributor as agent during the effective term of this Agreement. All Fund Records shall be delivered to the applicable Fund upon the termination of this Agreement, free from any claim or retention of rights by Distributor.

Section 7. Services Not Exclusive

The services of Distributor to the Funds hereunder are not to be deemed exclusive, and Distributor shall be free to render similar services to others.

Section 8. Renewal and Termination

a. Term and Annual Renewal. The term of this Agreement shall be from the date of its approval by the vote of a majority of the Board of each Issuer, and it shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of its Board, and the vote of a majority of said directors who are neither parties to the Agreement nor interested persons of any such party, cast at a meeting called for the purpose of voting on such approval. "Approved at least annually" shall mean approval occurring, with respect to the first continuance of the Agreement, during the 90 days prior to and including the date of its termination in the absence of such approval, and with respect to any subsequent continuance, during the 90 days prior to and including the first anniversary of the date upon which the most recent previous annual continuance of the Agreement became effective. The effective date of the Agreement with respect to each Fund is identified in the Schedules attached to this Agreement.

b. Termination. This Agreement may be terminated at any time, without payment of any penalty, by a Fund's Board, upon 60 days' written notice to Distributor, and by Distributor upon 60 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment. The term "assignment" shall have the meaning set forth for such term in Section 2(a)(4) of the 1940 Act.

Section 9. Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or similar authority, the remainder of this Agreement shall not be affected thereby.

Section 10. Applicable Law

This Agreement shall be construed in accordance with the laws of the State of Missouri.

Section 11. Amendment

This Agreement and the Schedules forming a part hereof may be amended at any time by a writing signed by each of the parties hereto. In the event that the Board or trustees of any additional funds indicate by resolution that such funds are to be made parties to this Agreement, whether such funds were in existence at the time of the effective date of this Agreement or subsequently formed, SCHEDULE A hereto shall be amended to reflect the addition of such new funds and such new funds shall thereafter become parties hereto. In the event that such new funds issue multiple classes of shares, SCHEDULES B, C, D and E, as appropriate, shall be amended to reflect the addition of such new funds' classes. In the event that any of the Funds listed on SCHEDULE A terminates its registration as a management investment company, or otherwise ceases operations, SCHEDULE A (and, as appropriate, SCHEDULES B, C, D and E) shall be amended to reflect the deletion of such Fund and its various classes.

                                      AMERICAN CENTURY INVESTMENT SERVICES, INC.

                                      By: /s/ William M. Lyons
                                          William M. Lyons
                                          Executive Vice President

                                      AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                        MUNICIPAL FUNDS
                                      AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                      AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                      AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                      AMERICAN CENTURY INVESTMENT TRUST
                                      AMERICAN CENTURY MUNICIPAL TRUST
                                      AMERICAN CENTURY MUTUAL FUNDS, INC.
                                      AMERICAN CENTURY PREMIUM RESERVES, INC.
                                      AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                      AMERICAN CENTURY STRATEGIC ASSET
                                        ALLOCATIONS, INC.
                                      AMERICAN CENTURY TARGET MATURITIES TRUST
                                      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                                      AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                      BY: /s/ Maryanne Roepke
                                          Maryanne Roepke
                                          Vice President

                                   SCHEDULE A

           Companies and Funds Covered by this Distribution Agreement

Fund                                                                   Date of Agreement
----                                                                   -----------------
AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>       California Municipal Money Market Fund                        March 12, 2000
>>       California High-Yield Municipal Fund                          March 12, 2000
>>       California Tax-Free Money Market Fund                         March 12, 2000
>>       California Limited Term Tax-Free Fund                         March 12, 2000
>>       California Intermediate-Term Tax-Free Fund                    March 12, 2000
>>       California Long-Term Tax-Free Fund                            March 12, 2000
>>       California Insured Tax-Free Fund                              March 12, 2000
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                            March 12, 2000
>>       Real Estate Fund                                              March 12, 2000
>>       Value Fund                                                    March 12, 2000
>>       Small Cap Value Fund                                          March 12, 2000
>>       Equity Index Fund                                             March 12, 2000
>>       Large Cap Value Fund                                          March 12, 2000
AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Short-Term Treasury Fund                                      March 12, 2000
>>       Intermediate-Term Treasury Fund                               March 12, 2000
>>       Long-Term Treasury Fund                                       March 12, 2000
>>       Government Agency Money Market Fund                           March 12, 2000
>>       Short-Term Government Fund                                    March 12, 2000
>>       GNMA Fund                                                     March 12, 2000
>>       Inflation-Adjusted Treasury Fund                              March 12, 2000
>>       Capital Preservation Fund                                     March 12, 2000
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                                       March 12, 2000
AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                                       March 12, 2000
AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Intermediate-Term Municipal Fund                      March 12, 2000
>>       Florida Municipal Money Market Fund                           March 12, 2000
>>       Florida Intermediate-Term Municipal Fund                      March 12, 2000
>>       Tax-Free Money Market Fund                                    March 12, 2000
>>       Intermediate-Term Tax-Free Fund                               March 12, 2000
>>       Long-Term Tax-Free Fund                                       March 12, 2000
>>       Limited-Term Tax-Free Fund                                    March 12, 2000
>>       High-Yield Municipal Fund                                     March 12, 2000


                                                                        page A-1

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                                 March 12, 2000
>>       Growth Fund                                                   March 12, 2000
>>       Heritage Fund                                                 March 12, 2000
>>       Intermediate-Term Bond Fund                                   March 12, 2000
>>       Limited-Term Bond Fund                                        March 12, 2000
>>       Bond Fund                                                     March 12, 2000
>>       Select Fund                                                   March 12, 2000
>>       Ultra Fund                                                    March 12, 2000
>>       Vista Fund                                                    March 12, 2000
>>       Giftrust Fund                                                 March 12, 2000
>>       New Opportunities Fund                                        March 12, 2000
>>       High-Yield Fund                                               March 12, 2000
>>       Tax-Managed Value Fund                                        March 12, 2000
>>       Veedot Fund                                                   March 12, 2000
>>       Veedot Large-Cap Fund                                         March 12, 2000
AMERICAN CENTURY PREMIUM RESERVES, INC.
>>       Premium Government Reserve Fund                               March 12, 2000
>>       Premium Capital Reserve Fund                                  March 12, 2000
>>       Premium Managed Bond Fund                                     March 12, 2000
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                            March 12, 2000
>>       Income & Growth Fund                                          March 12, 2000
>>       Global Gold Fund                                              March 12, 2000
>>       Global Natural Resources Fund                                 March 12, 2000
>>       Utilities Fund                                                March 12, 2000
>>       Small Cap Quantitative Fund                                   March 12, 2000
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                         March 12, 2000
>>       Strategic Allocation: Conservative Fund                       March 12, 2000
>>       Strategic Allocation: Moderate     Fund                       March 12, 2000
AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2000 Fund                                              March 12, 2000
>>       Target 2005 Fund                                              March 12, 2000
>>       Target 2010 Fund                                              March 12, 2000
>>       Target 2015 Fund                                              March 12, 2000
>>       Target 2020 Fund                                              March 12, 2000
>>       Target 2025 Fund                                              March 12, 2000


                                                                        page A-2

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP Advantage Fund                                             March 12, 2000
>>       VP Balanced Fund                                              March 12, 2000
>>       VP Capital Appreciation Fund                                  March 12, 2000
>>       VP International Fund                                         March 12, 2000
>>       VP Income & Growth Fund                                       March 12, 2000
>>       VP Value Fund                                                 March 12, 2000
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                         March 12, 2000
>>       International Growth Fund                                     March 12, 2000
>>       International Discovery Fund                                  March 12, 2000
>>       Global Growth Fund                                            March 12, 2000


                                                                        page A-3

                                   SCHEDULE B

                              Investor Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------
AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California Municipal Money Market Fund                        March 12, 2000
>>       California High-Yield Municipal Fund                          March 12, 2000
>>       California Tax-Free Money Market Fund                         March 12, 2000
>>       California Limited Term Tax-Free Fund                         March 12, 2000
>>       California Intermediate-Term Tax-Free Fund                    March 12, 2000
>>       California Long-Term Tax-Free Fund                            March 12, 2000
>>       California Insured Tax-Free Fund                              March 12, 2000
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund(1)                                         March 12, 2000
>>       Real Estate Fund(1)                                           March 12, 2000
>>       Value Fund(1)                                                 March 12, 2000
>>       Small Cap Value Fund(1)                                       March 12, 2000
>>       Equity Index Fund(1)                                          March 12, 2000
>>       Large Cap Value Fund(1)                                       March 12, 2000
AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Short-Term Treasury Fund(1)                                   March 12, 2000
>>       Intermediate-Term Treasury Fund(1)                            March 12, 2000
>>       Long-Term Treasury Fund(1)                                    March 12, 2000
>>       Government Agency Money Market Fund(1)                        March 12, 2000
>>       Short-Term Government Fund(1)                                 March 12, 2000
>>       GNMA Fund(1)                                                  March 12, 2000
>>       Inflation-Adjusted Treasury Fund(1)                           March 12, 2000
>>       Capital Preservation Fund                                     March 12, 2000
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund(1)                                    March 12, 2000
AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund(1)                                    March 12, 2000


----------
(1) Multiple Classes of Shares

                                                                        page B-1

AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Intermediate-Term Municipal Fund                      March 12, 2000
>>       Florida Municipal Money Market Fund                           March 12, 2000
>>       Florida Intermediate-Term Municipal Fund                      March 12, 2000
>>       Tax-Free Money Market Fund                                    March 12, 2000
>>       Intermediate-Term Tax-Free Fund                               March 12, 2000
>>       Long-Term Tax-Free Fund                                       March 12, 2000
>>       Limited-Term Tax-Free Fund                                    March 12, 2000
>>       High-Yield Municipal Fund                                     March 12, 2000

>>       AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund(1)                                              March 12, 2000
>>       Growth Fund(1)                                                March 12, 2000
>>       Heritage Fund(1)                                              March 12, 2000
>>       Intermediate-Term Bond Fund(1)                                March 12, 2000
>>       Limited-Term Bond Fund(1)                                     March 12, 2000
>>       Bond Fund(1)                                                  March 12, 2000
>>       Select Fund(1)                                                March 12, 2000
>>       Ultra Fund(1)                                                 March 12, 2000
>>       Vista Fund(1)                                                 March 12, 2000
>>       Giftrust                                                      March 12, 2000
>>       High-Yield Fund                                               March 12, 2000
>>       Tax-Managed Value Fund                                        March 12, 2000
>>       Veedot Fund                                                   March 12, 2000
>>       Veedot Large-Cap Fund                                         March 12, 2000
AMERICAN CENTURY PREMIUM RESERVES, INC.
>>       Premium Government Reserve Fund                               March 12, 2000
>>       Premium Capital Reserve Fund                                  March 12, 2000
>>       Premium Bond Fund                                             March 12, 2000
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund(1)                                         March 12, 2000
>>       Income & Growth Fund(1)                                       March 12, 2000
>>       Global Gold Fund(1)                                           March 12, 2000
>>       Global Natural Resources Fund(1)                              March 12, 2000
>>       Utilities Fund(1)                                             March 12, 2000
>>       Small Cap Quantitative Fund(1)                                March 12, 2000
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive(1)                           March 12, 2000
>>       Strategic Allocation: Conservative(1)                         March 12, 2000
>>       Strategic Allocation: Moderate(1)                             March 12, 2000


                                                                        page B-2

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2000 Fund(1)                                           March 12, 2000
>>       Target 2005 Fund(1)                                           March 12, 2000
>>       Target 2010 Fund(1)                                           March 12, 2000
>>       Target 2015 Fund(1)                                           March 12, 2000
>>       Target 2020 Fund(1)                                           March 12, 2000
>>       Target 2025 Fund(1)                                           March 12, 2000
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP Advantage Fund                                             March 12, 2000
>>       VP Balanced Fund                                              March 12, 2000
>>       VP Capital Appreciation Fund                                  March 12, 2000
>>       VP International Fund                                         March 12, 2000
>>       VP Income & Growth Fund                                       March 12, 2000
>>       VP Value Fund                                                 March 12, 2000
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund(1)                                      March 12, 2000
>>       International Growth Fund(1)                                  March 12, 2000
>>       International Discovery Fund(1)                               March 12, 2000
>>       Global Growth Fund(1)                                         March 12, 2000


                                                                        page B-3

                                   SCHEDULE C

                            Institutional Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                            March 12, 2000
>>       Real Estate Fund                                              March 12, 2000
>>       Value Fund                                                    March 12, 2000
>>       Small Cap Value Fund                                          March 12, 2000
>>       Equity Index Fund                                             March 12, 2000
>>       Large Cap Value Fund                                          March 12, 2000
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                                 March 12, 2000
>>       Growth Fund                                                   March 12, 2000
>>       Heritage Fund                                                 March 12, 2000
>>       Select Fund                                                   March 12, 2000
>>       Ultra Fund                                                    March 12, 2000
>>       Vista Fund                                                    March 12, 2000
>>       Tax-Managed Value Fund                                        March 12, 2000
>>       Veedot Fund                                                   March 12, 2000
>>       Veedot Large-Cap Fund                                         March 12, 2000
>>       AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                            March 12, 2000
>>       Income & Growth Fund                                          March 12, 2000
>>       Small Cap Quantitative Fund                                   March 12, 2000
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                         March 12, 2000
>>       International Growth Fund                                     March 12, 2000
>>       International Discovery Fund                                  March 12, 2000
>>       Global Growth Fund                                            March 12, 2000


                                                                        page C-1

                                   SCHEDULE D

                               Service Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                            March 12, 2000
>>       Real Estate Fund                                              March 12, 2000
>>       Value Fund                                                    March 12, 2000
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                                 March 12, 2000
>>       Growth Fund                                                   March 12, 2000
>>       Heritage Fund                                                 March 12, 2000
>>       Intermediate-Term Bond Fund                                   March 12, 2000
>>       Limited-Term Bond Fund                                        March 12, 2000
>>       Bond Fund                                                     March 12, 2000
>>       Select Fund                                                   March 12, 2000
>>       Ultra Fund                                                    March 12, 2000
>>       Vista Fund                                                    March 12, 2000
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive                              March 12, 2000
>>       Strategic Allocation: Conservative                            March 12, 2000
>>       Strategic Allocation: Moderate                                March 12, 2000
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                         March 12, 2000
>>       International Growth Fund                                     March 12, 2000
>>       International Discovery Fund                                  March 12, 2000


                                                                        page D-1

                                   SCHEDULE E

                               Advisor Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                            March 12, 2000
>>       Value Fund                                                    March 12, 2000
>>       Real Estate Fund                                              March 12, 2000
>>       Small Cap Value Fund                                          March 12, 2000
>>       Large Cap Value Fund                                          March 12, 2000
AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Short-Term Treasury Fund                                      March 12, 2000
>>       Intermediate-Term Treasury Fund                               March 12, 2000
>>       Long-Term Treasury Fund                                       March 12, 2000
>>       Government Agency Money Market Fund                           March 12, 2000
>>       Short-Term Government Fund                                    March 12, 2000
>>       GNMA Fund                                                     March 12, 2000
>>       Inflation-Adjusted Treasury Fund                              March 12, 2000
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                                       March 12, 2000
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                                 March 12, 2000
>>       Growth Fund                                                   March 12, 2000
>>       Heritage Fund                                                 March 12, 2000
>>       Intermediate-Term Bond Fund                                   March 12, 2000
>>       Limited-Term Bond Fund                                        March 12, 2000
>>       Bond Fund                                                     March 12, 2000
>>       Select Fund                                                   March 12, 2000
>>       Ultra Fund                                                    March 12, 2000
>>       Vista Fund                                                    March 12, 2000
>>       High-Yield Fund                                               March 12, 2000
>>       Tax-Managed Value Fund                                        March 12, 2000
>>       Veedot Fund                                                   March 12, 2000
>>       Veedot Large-Cap Fund                                         March 12, 2000
>>       AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                            March 12, 2000
>>       Income & Growth Fund                                          March 12, 2000
>>       Global Gold Fund                                              March 12, 2000
>>       Global Natural Resources Fund                                 March 12, 2000
>>       Utilities Fund                                                March 12, 2000
>>       Small Cap Quantitative Fund                                   March 12, 2000


                                                                        page E-1

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive                              March 12, 2000
>>       Strategic Allocation: Conservative                            March 12, 2000
>>       Strategic Allocation: Moderate                                March 12, 2000
AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2000 Fund                                              March 12, 2000
>>       Target 2005 Fund                                              March 12, 2000
>>       Target 2010 Fund                                              March 12, 2000
>>       Target 2015 Fund                                              March 12, 2000
>>       Target 2020 Fund                                              March 12, 2000
>>       Target 2025 Fund                                              March 12, 2000
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                         March 12, 2000
>>       International Growth Fund                                     March 12, 2000
>>       International Discovery Fund                                  March 12, 2000
>>       Global Growth Fund                                            March 12, 2000
AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                                       March 12, 2000


                                                                        page E-2